SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 _________________ FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	August 9, 2005

Hanover Direct, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12082 (Commission File Number)	13-0852360 (I.R.S. Employer Identification No.)

1500 Harbor Blvd., Weehawken, New Jersey (Address of Principal Executive Offices)	07086 (Zip Code)

Registrant’s telephone number, including area code	(201) 863-7300

(Former Name or Former Address, if Changed Since Last Report)

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are merely predictions of future events, many of which are beyond management’s control.

Section 8 - Other Events

Item 8.01. Other Events.

(a) Previously, Hanover Direct, Inc. (the “Company”) reported that it believed that the audit of the Company’s 2004 fiscal year end financial statements would be complete by the middle of June 2005 and that the Company expected to become current in its periodic filings beginning with the filing of its Form 10-Q for the period ended June 25, 2005. The Company is not yet in a position to file its annual report or other periodic filings. As a consequence of the further delay, the Company will not be able to file its Form 10-Q for the second fiscal quarter on a timely basis as previously reported.

The Company continues to assist its independent registered public accounting firm to complete its audit.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 Press Release, dated August 9, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER DIRECT, INC.
(Registrant)

August 9, 2005	By:	/s/ John W. Swatek
		Name:	John W. Swatek
		Title:	Senior Vice President, Chief Financial Officer and Treasurer